UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2015

DCB FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio	43035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 657-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 9, 2015, The Delaware County Bank and Trust Company (the “Bank”), a wholly-owned subsidiary of DCB Financial Corp (the “Company”), issued a press release announcing that the U.S. Small Business Administration (the “SBA”) has granted the Bank Preferred Lender Status under the SBA’s Preferred Lender Program. The Bank also announced that is has expanded its small business lending capabilities with the hiring of a team of nine professionals specializing in SBA lending. The press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1+	Press Release of The Delaware County Bank and Trust Company dated December 9, 2015.

+  “Furnished” (not filed) as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCB FINANCIAL CORP

Date: December 9, 2015	By:	/s/ J. Daniel Mohr
J. Daniel Mohr
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1+	Press Release of The Delaware County Bank and Trust Company dated December 9, 2015.

+  “Furnished” (not filed) as part of this Current Report on Form 8-K.